Exhibit (a.65)

ISHARES, INC.

ARTICLES SUPPLEMENTARY

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the charter (the “Charter”) of the Corporation, and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law (the “MGCL”), the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted at a meeting duly called and held, (a) increased the aggregate number of shares of stock that the Corporation has authority to issue from 33,850,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), to 51,857,225,000 shares of Common Stock, and (b) reclassified 18,140,600,000 shares of undesignated Common Stock as additional shares of the series of Common Stock set forth below, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such series of Common Stock as set forth in the Charter.

Series	Shares
iShares Core MSCI Emerging Markets ETF	10,700,000,000
iShares ESG Aware MSCI EM ETF	900,000,000
iShares MSCI Australia ETF	372,200,000
iShares MSCI Brazil ETF	1,200,000,000
iShares MSCI Canada ETF	659,800,000
iShares MSCI Chile ETF	100,000,000
iShares MSCI Emerging Markets ETF	1,000,000,000
iShares MSCI Emerging Markets Ex China ETF	1,800,000,000
iShares MSCI Emerging Markets Min Vol Factor ETF	300,000,000
iShares MSCI Eurozone ETF	500,000,000
iShares MSCI South Korea ETF	400,000,000
iShares MSCI Spain ETF	172,200,000
iShares MSCI Sweden ETF	36,400,000

SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of authorized shares of Common Stock was 33,850,000,000, with an aggregate par value of $33,850,000, of which 133,375,000 were shares without further classification or designation and 33,716,625,000 were classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	4,300,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000
iShares MSCI Emerging Markets Min Vol Factor ETF	500,000,000
iShares MSCI Global Min Vol Factor ETF	500,000,000
iShares Emerging Markets Equity Factor ETF	525,000,000
iShares J.P. Morgan EM Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares J.P. Morgan EM High Yield Bond ETF	500,000,000
iShares J.P. Morgan EM Local Currency Bond ETF	500,000,000
iShares US & Intl High Yield Corp Bond ETF	500,000,000
iShares International High Yield Bond ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria ETF	100,000,000
iShares MSCI Belgium ETF	136,200,000
iShares MSCI Brazil ETF	800,000,000
iShares MSCI BIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile ETF	200,000,000
iShares ESG Aware MSCI EM ETF	600,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets ETF	4,000,000,000
iShares MSCI Emerging Markets ex China ETF	200,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Eurozone ETF	1,000,000,000
iShares MSCI France ETF	340,200,000
iShares Frontier and Select EM ETF	500,000,000
iShares MSCI Germany ETF	482,200,000
iShares MSCI Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver and Metals Miners ETF	500,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel ETF	500,000,000
iShares MSCI Italy ETF	295,400,000
iShares MSCI Japan ETF	2,524,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Russia ETF	1,000,000,000

iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea ETF	300,000,000
iShares MSCI Spain ETF	127,800,000
iShares MSCI Sweden ETF	63,600,000
iShares MSCI Switzerland ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI USA Equal Weighted ETF	500,000,000
iShares MSCI World ETF	500,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 51,857,225,000, with an aggregate par value of $51,857,225, which are classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	15,000,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000
iShares MSCI Emerging Markets Min Vol Factor ETF	800,000,000
iShares MSCI Global Min Vol Factor ETF	500,000,000
iShares Emerging Markets Equity Factor ETF	525,000,000
iShares J.P. Morgan EM Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares J.P. Morgan EM High Yield Bond ETF	500,000,000
iShares J.P. Morgan EM Local Currency Bond ETF	500,000,000
iShares US & Intl High Yield Corp Bond ETF	500,000,000
iShares International High Yield Bond ETF	500,000,000
iShares MSCI Australia ETF	1,000,000,000
iShares MSCI Austria ETF	100,000,000
iShares MSCI Belgium ETF	136,200,000
iShares MSCI Brazil ETF	2,000,000,000
iShares MSCI BIC ETF	500,000,000
iShares MSCI Canada ETF	1,000,000,000
iShares MSCI Chile ETF	300,000,000
iShares ESG Aware MSCI EM ETF	1,500,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets ETF	5,000,000,000
iShares MSCI Emerging Markets ex China ETF	2,000,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Eurozone ETF	1,500,000,000
iShares MSCI France ETF	340,200,000
iShares Frontier and Select EM ETF	500,000,000

iShares MSCI Germany ETF	482,200,000
iShares MSCI Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver and Metals Miners ETF	500,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel ETF	500,000,000
iShares MSCI Italy ETF	295,400,000
iShares MSCI Japan ETF	2,524,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Russia ETF	1,000,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea ETF	700,000,000
iShares MSCI Spain ETF	300,000,000
iShares MSCI Sweden ETF	100,000,000
iShares MSCI Switzerland ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI USA Equal Weighted ETF	500,000,000
iShares MSCI World ETF	500,000,000

FOURTH: The shares of Common Stock described above have been reclassified by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FIFTH: The undersigned officer acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Financial Officer and attested to by its Assistant Secretary on this 14th day of December, 2023.

ATTEST:	ISHARES, INC.

/s/ Lezlie Iannone	By:	/s/ Trent Walker	(SEAL)
Name: Lezlie Iannone		Name: Trent Walker
Title: Assistant Secretary		Title: Chief Financial Officer

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